UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2011

CHINA BCT PHARMACY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-145620	20- 8067060
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 102, Chengzhan Road
Liuzhou City, Guangxi Province, P.R.C. 545007
 (Address of principal executive offices, including zip code)

(011) 86-(772) 363 8318
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 16, 2011, the Board of the Directors (the “Board”) of China BCT Pharmacy Group, Inc. (the “Company”) made grants of stock options to the following executive officers of the Company in the amounts set forth below:

Name	Award Amount
Tang Huitian, Chief Executive Officer	762,500
Zhang Xiaoyan, Chief Financial Officer	762,500

These stock options have an exercise price of $2.00 per share; 50% of the options vest and become exercisable immediately and the remaining 50% vest and become exercisable on December 31, 2012.  These options are not granted pursuant to the Company’s 2010 Omnibus Securities and  Incentive Plan (the “Plan”), but are granted pursuant to the Board’s authority to grant options.

In addition, on December 16, 2011, the Board made grants of stock options to the following employees, executive officers and directors of the Company in the amounts set forth below:

Name	Award Amount
Tang Huitian, Chief Executive Officer	1,245,000
Zhang Xiaoyan, Chief Financial Officer	830,000
Simon Cho, director	10,000
James Chiu, director	10,000
Chin Kam Cheung, director	10,000
Kwok Wai Ng, senior staff	20,000
Li Yee Yik, senior staff	10,000

These stock options are granted pursuant to the Plan and have an exercise price of $2.00 per share.  The first 25% of these options vest and become exercisable on June 30, 2013, the second 25% vest and become exercisable on December 31, 2013, the third 25% vest and become exercisable on June 30, 2014 and the remaining 25% vest and become exercisable on December 31, 2014.

The Board provided the right of the recipients to have a cashless exercise election for their stock options granted above and in the event of a Change in Control of the Company (as defined in the form of stock option agreement attached), then any portion of the above options that has not become vested and exercisable shall immediately vest and become exercisable.

On December 16, 2011, the Board also approved the Form of Stock Option Agreement – Not Granted Pursuant to the Plan and the Form of Stock Option Agreement– Pursuant to 2010 Omnibus Securities and Incentive Plan (the “Option Agreements”). The Company entered into the Option Agreements with the above recipients on December 16, 2011. The Agreements set forth the terms and conditions of awards of stock options to employees, directors or officers, including, but not limited to, number of underlying shares, exercise price, vesting, termination of employment, change in control, option term, method of exercise of stock option and transfer restrictions.

A copy of the Form of Stock Option Agreement – Not Granted Pursuant to the Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the Form of Stock Option Agreement Pursuant to 2010 Omnibus Securities and Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) The following exhibit is filed with this report.

Exhibit Number	Description
10.1	Form of Stock Option Agreement – Not Granted Pursuant to the Plan

10.2	Form of Stock Option Agreement Pursuant to 2010 Omnibus Securities and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China BCT Pharmacy Group, Inc.

Date: December 19, 2011	/s/ Tang Huitian
Tang Huitian
Chief Executive Officer